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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-88613, 333-55346 and 333-36440) of Viacom Inc. of our report dated June 27, 2001, relating to the financial statements of the Infinity Broadcasting Employees' 401(k) Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
New York, New York
June 27, 2001


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